                                                                  Exhibit 10(Q)

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                         September 13, 1995

Mr. Steven Sherb
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10022

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Sherb:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate amount of $20,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 10,000 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your

Mr. Steven Sherb
September __, 1995
Page 2

Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 31, 1997. In such

Mr. Steven Sherb
September __, 1995
Page 3

connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

ACCEPTED AND AGREED TO:

       /s/ STEVEN SHERB
-------------------------------
         STEVEN SHERB

Dated:   September 13, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                        September 12, 1995

Mr. Paul Ehrlich
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10022

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Ehrlich:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate amount of $16,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 8,000 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your

Mr. Paul Ehrlich
September __, 1995
Page 2

Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 31, 1997. In such

Mr. Paul Ehrlich
September __, 1995
Page 3

connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer


ACCEPTED AND AGREED TO:

       /s/ PAUL EHRLICH
-------------------------------
         PAUL EHRLICH

Dated:   September 12, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                        September 12, 1995

Mr. Arthur Radin
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10022

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Radin:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate amount of $87,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 43,500 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your

Mr. Arthur Radin
September __, 1995
Page 2

Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 31, 1997. In such

Mr. Arthur Radin
September __, 1995
Page 3

connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer


ACCEPTED AND AGREED TO:

       /s/ ARTHUR RADIN
-------------------------------
         ARTHUR RADIN

Dated:   September 12, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                        September 13, 1995

Mr. Elliot Glass
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10022

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Glass:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate amount of $25,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 12,500 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your

Mr. Elliot Glass
September __, 1995
Page 2

Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 31, 1997. In such

Mr. Elliot Glass
September __, 1995
Page 3

connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

ACCEPTED AND AGREED TO:

       /s/ ELLIOT GLASS
-------------------------------
         ELLIOT GLASS

Dated:   September 13, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                        September 13, 1995

Ms. Marsha Ellowitz
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10022

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Ms. Ellowitz:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate amount of $10,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 5,000 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared

Ms. Marsha Ellowitz
September __, 1995
Page 2

effective by the Securities and Exchange Commission (the "SEC") pursuant to which your Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the

Ms. Marsha Ellowitz
September __, 1995
Page 3

termination of the offering which is anticipated to occur on or about July 31, 1997. In such connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

ACCEPTED AND AGREED TO:

       /s/ MARSHA ELLOWITZ
-----------------------------------
         MARSHA ELLOWITZ

Dated:   September 13, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                         September 13, 1995

Mr. Carl Vogt
c/o Feldman Radin & Co., P.C.
805 Third Avenue
New York, New York  10022

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Vogt:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate amount of $5,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 2,500 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your

Mr. Carl Vogt
September __, 1995
Page 2

Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 31, 1997. In such

Mr. Carl Vogt
September __, 1995
Page 3

connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

ACCEPTED AND AGREED TO:

       /s/  CARL VOGT
-----------------------------------
            CARL VOGT

Dated:   September 13, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                           June 30, 1995

Lew Lieberbaum & Co., Inc.
600 Old Country Road
Suite 518
Garden City, New York  11530
Attention:  Leonard A. Neuhaus, C.F.O.

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Neuhaus:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate amount of $108,000.00 (the "Indebtedness") as evidenced by paragraph 5 of a certain letter between you and Conquest dated June 20, 1994 and attached hereto as Exhibit "A" (the "Letter Agreement").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 75,000 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

Lew Lieberbaum & Co., Inc
June 30, 1995
Page 2

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in

Lew Lieberbaum & Co., Inc
June 30, 1995
Page 3

the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about May 31, 1997. In such connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

Accepted And Agreed To:

LEW LIEBERBAUM & CO., INC.

By: /s/ LEONARD A. NEUHAUS
    ---------------------------
    Leonard A. Neuhaus, C.F.O.

Dated:  June 30, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                        June 30, 1995

Packquisition Corp.
c/o Elliot Fishman, Esq.
2222 Avenue X
Brooklyn, New York  11235

                 RE:      CONQUEST INDUSTRIES, INC.

Gentlemen:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the approximate aggregate amount of $65,000 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 32,000 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which

Packquisition Corp.
June 30, 1995
Page 2

your Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530, Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time

Packquisition Corp.
June 30, 1995
Page 3

to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 10, 1997. In such connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

Packquisition Corp.
June 30, 1995
Page 4

                 9. At the copy of the transaction contemplated herein, you shall deliver a Stipulation of Discontinuance with Prejudice discontinuing a certain action commenced by you against us in the Supreme Court of the State of New York. New York County in form reasonably acceptable to our counsel.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

ACCEPTED AND AGREED TO:

PACKQUISITION CORP.

By:

         ___________________, (Vice) President
Dated:  July 10, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                        June 30, 1995

Judson Enterprises, Ltd.
18 Broadway
Niantic, Connecticut  06357
Attention:  John McGill, Vice President

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. McGill

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the aggregate amount of $2,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 1,000 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

Judson Enterprises, Ltd.
June 30, 1995
Page 2

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which

Judson Enterprises, Ltd.
June 30, 1995
Page 3

individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 10, 1997. In such connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

Accepted And Agreed To:

JUDSON ENTERPRISES, INC.

By: /s/ JOHN MCGILL
    ---------------------------
    John McGill, Vice President

Dated:  July 5, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                         June 30, 1995

Kronish, Lieb, Weiner & Hellman, L.L.P.
1114 Avenue of the Americas
New York, New York  10036-7798
Attention:  Ralph Sutcliffe, Esq.

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Sutcliffe:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the aggregate amount of $279,597.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 139,798.00 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

Kronish, Lieb, Weiner & Hellman, L.L.P.
June 30, 1995
Page 2

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which

Kronish, Lieb, Weiner & Hellman, L.L.P.
June 30, 1995
Page 3

individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 10, 1997. In such connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. Conquest shall have the absolute right, in its sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

Accepted And Agreed To:

KRONISH, LIEB, WEINER & HELLMAN, L.L.P.

By: /s/ RALPH SUTCLIFFE
--------------------------
   Ralph Sutcliffe, Member

Dated:  July 5, 1995

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                        June 30, 1995

Mark Gasarch, Esq.
c/o Scheichet & Davis
505 Park Avenue
New York, New York  10022

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Gasarch:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the aggregate amount of $31,000 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 15,500 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, the Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

Mark Gasarch, Esq.
June 30, 1995
Page 2

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you either (A) a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your Subject Shares shall have been registered under the Act; or (B) a preliminary Prospectus which shall be in response to comments from the SEC and which shall not, in the opinion of securities counsel to the Company, Messrs. Solomon, Weiss & Moskowitz, be subject to any further amendments prior to effectiveness, which would otherwise require recirculation of such preliminary Prospectus (either of the prospectuses referred to in this Paragraph 3 are deemed to be a "Final Prospectus"). Conquest agrees that it shall deliver copies of all Post effective amendments to you.

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530, Attention: Allen Perlstein, Esq. Any notice given by Conquest to you shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid addressed to Mark Gasarch, c/o Scheichet & Davis, P.C., 505 Park Avenue, New York, New York 10022.

                 6. Both you and Conquest acknowledge that as a Selling Stockholder, you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest has agreed (I) to file, during any period in which offers or sales of Subject Shares are being made, a post-effective amendment

Mark Gasarch, Esq.
June 30, 1995
Page 3

to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 10, 1997. In such connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 7. The parties hereto shall have their absolute right, in their sole discretion, to withdraw its offer of sale of the Subject Shares to you at any time prior to the effectiveness of the Final Prospectus. Any such withdrawal of our offer shall not however, reduce or otherwise affect the Indebtedness which you claim is owed to you.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise.

                 9. At the closing of the transaction contemplated herein, you shall deliver a Stipulation of Discontinuance with Prejudice discontinuing a certain action commenced by you in the Supreme Court of the State of New York. New York County in form reasonably acceptable to our counsel. In addition, the parties shall exchange reciprocal general releases at the closing of the transaction contemplated herein.

                 10. Conquest agrees to indemnify and hold Gasarch harmless from and against all claims and liabilities including reasonable counsel fees and disbursements arising out of any statement of material fact or omission of a statement of material fact contained in the Prospectus, other than those relating directly to you and disclosure of which you are responsible for. You agree to indemnify and hold Conquest harmless from and against any and all claims and liabilities arising out of any statement of material fact or omission of a statement of a material fact made by you.

Mark Gasarch, Esq.
June 30, 1995
Page 4

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

ACCEPTED AND AGREED TO:

/s/ MARK GASARCH
------------------------
Mark Gasarch

Dated:  July 5, 1995


APPROVED:

/s/ WILLIAM J. DAVIS
-----------------------------
    William J. Davis
    ATTORNEY FOR MARK GASARCH

                            CONQUEST INDUSTRIES, INC.
                            2215 E.M. FRANKLIN AVENUE
                               AUSTIN, TEXAS 78723

                                                                   July 12, 1995

H.D. Brous & Company
80 Cutter Mill Road
Suite 404
New York, New York  10021
Attention:  Mr. Howard Brous

                 RE:      CONQUEST INDUSTRIES, INC.

Dear Mr. Brous:

         This letter will acknowledge that you have claimed that Conquest Industries, Inc., a Delaware corporation ("Conquest") and/or certain of its wholly owned subsidiaries (collectively with Conquest, the "Corporations") are indebted to you for services rendered and/or pursuant to existing agreements in the aggregate amount of $25,000.00 (the "Indebtedness").

         This letter will confirm the offer by Conquest to sell to you an aggregate of 12,500.00 shares of common stock of Conquest, $.001 par value per share (the "Subject Shares"), at a purchase price of $2.00 per share (the "Per Share Price") in full and final settlement of all claims made by you with respect to the Indebtedness. You have indicated an interest in purchasing the Subject Shares from Conquest upon the terms and conditions set forth below.

                 1. The Subject Shares shall be registered under the Securities Act of 1933 as amended (the "Act") and under any applicable New York State "Blue Sky" laws )the "Blue Sky") and, if you accept Conquest's offer to purchase the Subject Shares (in the manner hereinafter provided), you shall be included as a Selling Stockholder in the Prospectus forming a part of the registration statement pursuant to which the Subject Shares shall be registered under the Act.

H.D. Brous & Company
July 12, 1995
Page 2

                 2. You shall purchase and pay for all or any portion of the Subject Shares which you shall elect to purchase, against delivery of stock certificates evidencing such Subject Shares, an amount equal to the aggregate number of Subject Shares purchased by you, multiplied by the Per Share Price (the "Purchase Price") either in cash, or by extinguishing the Indebtedness which you claim is owed to you which shall equal the Purchase Price of such Subject Shares. In the event you shall elect to pay the Purchase Price in cash, Conquest shall forthwith pay to you an amount equal to the Purchase Price paid by you, in cancellation of the Indebtedness.

                 3. Your obligation to purchase all or any portion of the Subject Shares shall be expressly conditioned upon Conquest delivering to you a final Prospectus declared effective by the Securities and Exchange Commission (the "SEC") pursuant to which your Subject Shares shall have been registered under the Act (the "Final Prospectus").

                 4. You hereby agree, by your execution of this letter, that unless you have notified Conquest, in writing, within 10 days of receipt of the Final Prospectus of your election not to Purchase all of the Subject Shares offered to you hereunder or unless the SEC issues a stop order or otherwise suspends or terminates the effectiveness of the registration of the subject shares, you shall be deemed to have accepted Conquest's offer, and pay the Purchase Price for all Subject Shares referred to above, at a closing which shall be held not later than 30 days following receipt of such Final Prospectus (unless adjourned by the consent of the parties hereto) at the offices of Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530. At such closing, Conquest shall deliver to you stock certificates evidencing your Subject Shares, and (unless you elect to pay the Purchase Price in cash as aforesaid) you shall pay the Purchase Price therefor by extinguishing the Indebtedness, in full.

                 5. Notwithstanding the foregoing, if the Registration Statement (as defined below) is not declared effective by the SEC within sixty (60) days of the date hereof (which Registration Statement shall include the Subject Shares), then at your option, in lieu of the 12,500 shares described above, Conquest shall sell to you, at the closing referred to in paragraph 4 above (which shall, however, be held within fifteen (15) days following the expiration of the sixty (60) day period referred to above), an aggregate of 25,000 shares of common stock of

H.D. Brous & Company
July 12, 1995
Page 3

Conquest, $.001 par value per share, at a purchase price of $1.00 per share (which shall, for all purposes of this Agreement, be deemed the "Per Share Price"). The Purchase Price for such 25,000 shares shall be payable in the same manner as described above (either in cash or by cancellation of the Indebtedness). You agree that you will have no registration rights with respect to such 25,000 Shares.

                 6. Any notice given by you to Conquest shall be deemed to have been validly given if given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid, addressed to Conquest Industries, Inc., c/o Jaspan, Ginsberg, Schlesinger, Silverman & Hoffman, 300 Garden City Plaza, Garden City, New York 11530., Attention: Allen Perlstein, Esq. Any notice given by Conquest to you shall be deemed to have been given by recognized overnight courier service such as Federal Express or by certified mail, postage prepaid addressed to H.D. Brous & Company, 80 Cutter Mill Road, Suite 404, New York, New York 10021.

                 7. Both you and Conquest acknowledge that if the Subject Shares are included in the Registration Statement you will be obligated to deliver a current Prospectus on each occasion that you make sales of the Subject Shares, whether such sales are made directly by you or through broker/dealers; which Prospectus must indicate the name of the beneficial owner(s) of the Subject Shares and the aggregate amount of Subject Shares being offered. Conquest agrees
(I) to file, during any period in which offers or sales of Subject Shares are being made, any post-effective amendments to the registration statement on Form-S-1 under the Act (the "Registration Statement"), (II) to make available a Prospectus to each Selling Stockholder upon request, (III) to amend such Prospectus from time to time after the effective date of the Final Prospectus through post-effective amendments to such Registration Statement to reflect any facts or events which individually or in the aggregate, represent a fundamental change in the information set forth in the most recent Prospectus, and (IV) to remove from registration by means of a post-effective amendment of the Registration Statement any of the Subject Shares which remain unsold at the termination of the offering which is anticipated to occur on or about July 10, 1997. In such connection, you acknowledge that you, as a Selling Stockholder, and any broker/dealer that may act on your behalf in connection with the sale of Subject Shares may be deemed to be "underwriters" within the meaning of Section 2(11) of the Act, and any

H.D. Brous & Company
July 12, 1995
Page 4

commission or profit received by a broker/dealer from the purchase or resale of Subject Shares as principals might be deemed to be underwriting discounts and commissions under the Act.

                 8. In the event the closing of the transaction contemplated herein does not take place, the parties hereto reserve any rights they may have one against the other with respect to the Indebtedness or otherwise. The parties intend this letter to constitute a binding legal agreement.

         If the foregoing accurately reflects the substance our mutual agreement and understanding at this time, please so indicate by executing a copy of this letter in the space provided below.

                                        Very truly yours,

                                        CONQUEST INDUSTRIES, INC.

                                        By: /s/ JERRY KARLIK
                                           -------------------------------------
                                           Jerry Karlik, Chief Financial Officer

Accepted And Agreed To:

H.D. Brous & Company

By: /s/ HOWARD BROUS
    ----------------------------
        Howard Brous, President

Dated:  July 18, 1995